UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2020

Zoned Properties, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51640	46-5198242
(Commission File Number)	(IRS Employer Identification No.)

14269 N. 87th Street, #205 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (877) 360-8839

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

On March 19, 2020, Zoned Properties, Inc. (the “Company”) made an initial investment of $100,000 into KCB Jade Holdings, LLC (“KCB”). In exchange for the investment, KCB issued to the Company a convertible debenture (the “Debenture”) dated March 19, 2020 (the “Issuance Date”) in the original principal amount of $100,000. The Debenture bears interest at the rate of 6.5% per annum and matures on March 19, 2025 (the “Maturity Date”).

Interest on the outstanding principal sum of the Debenture commences accruing on the Issuance Date and is computed on the basis of a 365-day year and the actual number of days elapsed, and shall be payable annually due by the first day of each calendar anniversary following the Issuance Date.

KCB may prepay the Debenture at any point after 18 months following the Issuance Date, in whole or in part. However, if KCB elects to prepay the Debenture prior to the Maturity Date or prior to any conversion as provided in the Debenture in whole or in part, the Company will be entitled to receive a number of KCB units, in addition to such prepayment amount, constituting 10% of the total outstanding units and 10% of the total percentage interest following such issuance and at the time of such issuance.

On or after six months from the Issuance Date, the Company may convert all or a portion of the principal balance and all accrued and unpaid interest due into a number of units equal to the proportion of the outstanding amount being converted multiplied by 33% of the total number of units issued and outstanding at the time of conversion, constituting 33% of the total percentage interest (the “Conversion Percentage”). If KCB defaults on payment of the Debenture, the Company may, at its option, extend all conversion rights, through and including the date KCB tenders or attempts to tender payment in full of all amounts due under the Debenture. Conversion rights terminate upon acceptance by the Company of payment in full of principal, accrued interest and any other amounts due under the Debenture.

If (i) KCB does not elect to exercise its rights of prepayment prior to the Maturity Date, (ii) the Company does not elect to exercise its rights of conversion, and (iii) KCB pays to the Company all outstanding principal and interest accrued and due under the terms of the Debenture on the Maturity Date, the Company will still be entitled to receive a number of units, in addition to such payment amount, constituting 8% of the total outstanding units and 8% of the total percentage interest following such issuance and at the time of such issuance.

For purposes of the Debenture, an “Event of Default” will be deemed to have occurred upon the occurrence of any of the following:

(a)	KCB fails to make any payment of the principal, interest, costs, indemnities, or expenses pursuant to the Debenture when and as the same shall become due and payable;
(b)	There occurs any default, whether in whole or in part, in the due observance or performance of any obligations or other covenants, terms or provisions to be performed by KCB under the Debenture or any of the representations and warranties of KCB ceases to be true and correct in all respects;
(c)	KCB makes a general assignment for the benefit of its creditors;
(d)	KCB applies for or consents to the appointment of a receiver, trustee, assignee, custodian, sequestrator, conservator, liquidator or similar official for itself or any of its assets and properties;
(e)	KCB voluntarily commences any proceeding or file any petition seeking liquidation, reorganization or other relief as a debtor under the United States Bankruptcy Code or any other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally (collectively, the “Debtor Relief Laws”);
(f)	An involuntary proceeding is commenced or an involuntary petition is filed against KCB seeking (1) liquidation, reorganization or other relief in respect of KCB or its debts, or of a substantial part of its assets, under any Debtor Relief Law, or (2) the appointment of a receiver, trustee, assignee, custodian, sequestrator, conservator, liquidator or similar official for itself or any of its assets and properties;
(g)	KCB consents to the institution of, or fails to contest in a timely and appropriate manner, any proceeding or petition described in clause (f) above.

Upon the occurrence of an Event of Default, the entire principal balance and accrued and unpaid interest outstanding under the Debenture, and all other obligations of KCB under the Debenture, will be immediately due and payable and the Company may exercise any and all rights, power and remedies available to it at law or in equity or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in the Debenture and proceed to enforce the payment thereof or any other legal or equitable right of the Company.

Any amount of principal or interest not paid when due will bear interest at the rate of 12% per annum from the due date thereof until paid.

The Debenture contains customary representations, warranties and covenants of KCB.

The foregoing description of the Debenture is qualified in its entirety by reference to the complete terms and conditions of the Debenture, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 7.01. Regulation FD Disclosure.

Also on March 23, 2020, the Company issued a press release regarding the Company’s investment into the start-up cannabis franchise organization. The information contained in the website is not a part of this Current Report on Form 8-K. The press release is attached hereto as Exhibit 99.1 and, except with regard to the website referenced therein, incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Convertible Debenture issued March 19, 2020 from KCB Jade Holdings, LLC.
99.1	Press release of the registrant issued on March 23, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONED PROPERTIES, INC.

Dated: March 23, 2020	/s/ Bryan McLaren
Bryan McLaren
Chief Executive Officer & Chief Financial Officer

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